UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

BNY Mellon Investment Funds V, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	4/30/2022

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Diversified International Fund

BNY Mellon Global Real Estate Securities Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Diversified International Fund

SEMI-ANNUAL REPORT April 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through April 30, 2022, as provided by Jeffrey M. Mortimer, CFA, Portfolio Manager1

Market and Fund Performance Overview

For the six-month period ended April 30, 2022, BNY Mellon Diversified International Fund’s (the “fund”) Class A shares produced a total return of −14.89%, Class C shares returned −15.27%, Class I shares returned −14.77% and Class Y shares returned −14.81%.1 In comparison, the fund’s benchmark, the MSCI EAFE® Index (the “Index”), produced a total return of −11.80% for the same period.2

Global stocks posted losses over the reporting period as investors became concerned about rising inflation and interest rates as well as geopolitical events. The fund lagged the Index due to underperformance in two of the five underlying funds.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets among other mutual funds advised by BNY Mellon Investment Adviser, Inc. or its affiliates, referred to as underlying funds, which invest primarily in stocks issued by foreign companies. The fund is designed to provide diversification within the international asset class by investing the majority of its assets in the underlying funds. The underlying funds are selected by the fund’s portfolio manager, based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors, including the correlation and covariance among the underlying funds. The fund’s portfolio manager determines the underlying funds. As of April 30, 2022, the fund’s market value was allocated as follows:

Underlying Funds:

BNY Mellon International Stock Fund, Cl. Y     37.98%

BNY Mellon International Core Equity Fund, Cl. Y     37.26%

BNY Mellon International Equity Fund, Cl. Y     19.63%

BNY Mellon Emerging Markets Securities Fund, Cl. Y      5.13%

Inflation, Rising Rates and Geopolitical Concerns Weigh on Markets

Stocks lost ground during the period due to concerns about inflation, rising interest rates and geopolitical events. While the waning of the pandemic and reopening of global economies supported markets early in the reporting period, supply-chain problems hindered sales in some industries. These bottlenecks, combined with loose monetary policy and massive government spending, caused inflation to rise to multi-decade highs in the U.S.

The Federal Reserve (the “Fed”) initially called pricing pressures “transitory” but acknowledged late in the period that pricing pressures were more permanent. Officials signaled that in addition to tapering bond purchases late in 2021, they were likely to hike interest rates in 2022.

While growth stocks dominated the market earlier in 2021, value stocks gained favor at times during the period. When concerns about the economy rose, the market favored growth stocks, but when positive news on the pandemic emerged, value and more cyclically oriented stocks benefited.

Late in the reporting period, markets experienced increased volatility. While the economy continued to show strength, especially in the labor market, higher-than-expected inflation weighed on returns, and rising

_____________________________

1 Effective June 15, 2022, Jeffrey Mortimer no longer serves as a portfolio manager of the fund and Elena Goncharova serves as the fund’s primary portfolio manager responsible for investment allocation decisions.

2

Treasury yields led to depressed stock valuations, especially among high-growth companies. In addition, geopolitical risks also came to the fore as the conflict in Ukraine intensified.

Large-Cap Stocks Drove Fund Underperformance

The fund’s performance versus the benchmark came largely as a result of unfavorable results in two of the five underlying funds. The primary detractor was the foreign, large-cap growth category, where stock selection in the BNY Mellon International Stock Fund produced returns that lagged the benchmark. The foreign large-cap blend category also detracted due to the underperformance of the BNY Mellon International Equity Fund. A large underweight position in the diversified emerging-markets category also hindered returns somewhat.

On a more positive note, the fund’s performance was helped primarily by stock selection in the diversified emerging markets category. The fund trimmed its positions in four of the underlying funds in order to raise cash to meet redemptions. In addition, the fund exited its position in the BNY Mellon International Small Cap Fund.

A Neutral Outlook

Given the ongoing global economic choppiness, we remain neutral on the markets. Non-U.S. markets do appear to be catching up to the U.S. as the vaccines are distributed, and the pandemic wanes. In fact, corporate earnings in overseas markets could accelerate, just as they may here in the US. Companies in these markets do not appear to be facing the same labor shortages that are creating a headwind for U.S. companies. In addition, fiscal stimulus measures enacted last year in many developed markets could provide a tailwind, as will accelerated capital expenditures by utility companies and others that are intended to minimize carbon emissions. The pandemic has provided the opportunity for companies to accelerate this spending over the next five years.

This suggests that investors can expect corporate earnings to post the kind of growth in the coming months that their U.S. counterparts have already been experiencing. This, combined with the more attractive valuations, bodes well for this asset class over the longer term.

May 16, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by BNY Mellon Investment Adviser, Inc. through March 1, 2023, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

The shares of smaller companies tend to trade less frequently than those of larger, more established companies.

The ability of the fund to achieve its investment goal depends, in part, on the ability of the portfolio managers to allocate effectively the fund’s assets among the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Each underlying fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are higher in emerging- market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

3

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Diversified International Fund from November 1, 2021 to April 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$1.84	$5.27	$.51	$.23
Ending value (after expenses)	$851.10	$847.30	$852.30	$851.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$2.01	$5.76	$.55	$.25
Ending value (after expenses)	$1,022.81	$1,019.09	$1,024.25	$1,024.55
†

Expenses are equal to the fund’s annualized expense ratio of .40% for Class A, 1.15% for Class C, .11% for Class I and .05% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4

STATEMENT OF INVESTMENTS

April 30, 2022 (Unaudited)

Description	Shares		Value ($)
Investment Companies - 98.9%
Foreign Equity - 98.9%
BNY Mellon Emerging Markets Securities Fund, Cl. Y	1,952,908	[a]	20,935,173
BNY Mellon International Core Equity Fund, Cl. Y	4,263,669	[a]	152,042,420
BNY Mellon International Equity Fund, Cl. Y	3,859,454	[a]	80,083,669
BNY Mellon International Stock Fund, Cl. Y	7,166,523	[a]	155,011,896
Total Investments (cost $262,358,018)	98.9%		408,073,158
Cash and Receivables (Net)	1.1%		4,692,583
Net Assets	100.0%		412,765,741

a Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	98.9
98.9

† Based on net assets.

See notes to financial statements.

5

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)
Foreign Equity - 98.9%
BNY Mellon Emerging Markets Securities Fund, Cl. Y - 5.1%	30,005,229	1,116,930	(6,978,212)	539,064
BNY Mellon International Core Equity Fund, Cl. Y - 36.8%	208,127,784	22,446,469	(38,248,517)	6,481,861
BNY Mellon International Equity Fund, Cl. Y - 19.4%	120,144,623	4,544,521	(23,313,880)	7,462,484
BNY Mellon International Small Cap Fund, Cl. Y - .0%	38,860,876	-	(39,234,009)	11,619,181
BNY Mellon International Stock Fund, Cl. Y - 37.6%	222,804,544	4,168,175	(38,841,941)	10,227,009
Total - 98.9%	619,943,056	32,276,095	(146,616,559)	36,329,599

Description	Net Change in Unrealized Appreciation (Depreciation) ($)	Value ($) 4/30/2022	Dividends/ Distributions ($)
Foreign Equity - 98.9%
BNY Mellon Emerging Markets Securities Fund, Cl. Y - 5.1%	(3,747,838)	20,935,173	824,895
BNY Mellon International Core Equity Fund, Cl. Y - 36.8%	(46,765,177)	152,042,420	20,460,727
BNY Mellon International Equity Fund, Cl. Y - 19.4%	(28,754,079)	80,083,669	3,434,888
BNY Mellon International Small Cap Fund, Cl. Y - .0%	(11,246,048)	-	-
BNY Mellon International Stock Fund, Cl. Y - 37.6%	(43,345,891)	155,011,896	1,844,096
Total - 98.9%	(133,859,033)	408,073,158	26,564,606

† Includes reinvested dividends/distributions.

See notes to financial statements.

6

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in affiliated issuers—See Statement of Investments	262,358,018	408,073,158
Cash		4,571,792
Receivable for investment securities sold		357,136
Receivable for shares of Common Stock subscribed		115,559
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,706
Prepaid expenses		34,837
		413,154,188
Liabilities ($):
Payable for shares of Common Stock redeemed		295,543
Directors’ fees and expenses payable		4,931
Other accrued expenses		87,973
		388,447
Net Assets ($)		412,765,741
Composition of Net Assets ($):
Paid-in capital		225,032,771
Total distributable earnings (loss)		187,732,970
Net Assets ($)		412,765,741

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	18,595,941	58,588	32,013,459	362,097,753
Shares Outstanding	1,472,632	4,578	2,529,380	28,640,675
Net Asset Value Per Share ($)	12.63	12.80	12.66	12.64

See notes to financial statements.

7

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (Unaudited)

Investment Income ($):
Income:
Interest	97
Cash dividends from affiliated issuers	10,710,442
Total Income	10,710,539
Expenses:
Shareholder servicing costs—Note 3(c)	120,413
Professional fees	43,991
Registration fees	32,220
Directors’ fees and expenses—Note 3(d)	12,819
Chief Compliance Officer fees—Note 3(c)	8,167
Prospectus and shareholders’ reports	6,524
Loan commitment fees—Note 2	4,423
Custodian fees—Note 3(c)	892
Distribution fees—Note 3(b)	391
Miscellaneous	12,163
Total Expenses	242,003
Less—reduction in expenses due to undertaking—Note 3(a)	(72,238)
Net Expenses	169,765
Net Investment Income	10,540,774
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Affiliated issuers	36,329,599
Capital gain distributions from affiliated issuers	15,854,164
Net Realized Gain (Loss)	52,183,763
Net change in unrealized appreciation (depreciation) on investments:
Affiliated issuers	(133,859,033)
Net Realized and Unrealized Gain (Loss) on Investments	(81,675,270)
Net (Decrease) in Net Assets Resulting from Operations	(71,134,496)

See notes to financial statements.

8

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Operations ($):
Net investment income	10,540,774	7,696,655
Net realized gain (loss) on investments	52,183,763	37,912,514
Net change in unrealized appreciation (depreciation) on investments	(133,859,033)	105,860,220
Net Increase (Decrease) in Net Assets Resulting from Operations	(71,134,496)	151,469,389
Distributions ($):
Distributions to shareholders:
Class A	(1,760,296)	(76,195)
Class C	(4,401)	(657)
Class I	(3,552,714)	(442,439)
Class Y	(38,453,592)	(7,479,432)
Total Distributions	(43,771,003)	(7,998,723)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,628,535	16,599,765
Class C	-	25,002
Class I	7,796,410	17,773,433
Class Y	7,873,255	13,175,872
Distributions reinvested:
Class A	1,721,042	71,630
Class C	3,619	621
Class I	3,167,672	394,212
Class Y	13,666,281	658,328
Cost of shares redeemed:
Class A	(1,506,466)	(3,267,992)
Class C	(127,922)	(53,454)
Class I	(12,187,152)	(14,878,478)
Class Y	(120,351,454)	(117,900,804)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(98,316,180)	(87,401,865)
Total Increase (Decrease) in Net Assets	(213,221,679)	56,068,801
Net Assets ($):
Beginning of Period	625,987,420	569,918,619
End of Period	412,765,741	625,987,420

9

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Capital Share Transactions (Shares):
Class Aa
Shares sold	115,311	1,042,261
Shares issued for distributions reinvested	114,660	4,814
Shares redeemed	(106,161)	(208,224)
Net Increase (Decrease) in Shares Outstanding	123,810	838,851
Class C
Shares sold	-	1,553
Shares issued for distributions reinvested	237	41
Shares redeemed	(7,911)	(3,380)
Net Increase (Decrease) in Shares Outstanding	(7,674)	(1,786)
Class Ia
Shares sold	548,581	1,144,885
Shares issued for distributions reinvested	210,757	26,493
Shares redeemed	(872,443)	(954,673)
Net Increase (Decrease) in Shares Outstanding	(113,105)	216,705
Class Ya
Shares sold	567,533	858,216
Shares issued for distributions reinvested	910,478	44,302
Shares redeemed	(7,573,392)	(7,881,724)
Net Increase (Decrease) in Shares Outstanding	(6,095,381)	(6,979,206)

[a]

During the period ended April 30, 2022, 452,116 Class Y shares representing $6,338,123 were exchanged for 451,664 Class I shares and 3,103 Class Y shares representing $44,034 were exchanged for 3,105 Class A share. During the period ended October 31, 2021, 590,396 Class Y shares representing $9,143,538 were exchanged for 589,721 Class I shares.

See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2022		Year Ended October 31,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	16.12	12.75	13.14	12.09	13.25	10.91
Investment Operations:
Net investment income[a]	.28	.05	.24	.17	.14	.20
Net realized and unrealized gain (loss) on investments	(2.48)	3.48	(.39)	1.06	(1.16)	2.25
Total from Investment Operations	(2.20)	3.53	(.15)	1.23	(1.02)	2.45
Distributions:
Dividends from net investment income	(.28)	(.16)	(.24)	(.18)	(.14)	(.11)
Dividends from net realized gain on investments	(1.01)	-	(.00)[b]	-	-	-
Total Distributions	(1.29)	(.16)	(.24)	(.18)	(.14)	(.11)
Net asset value, end of period	12.63	16.12	12.75	13.14	12.09	13.25
Total Return (%)[c]	(14.89)[d]	27.75	(1.21)	10.40	(7.79)	22.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.11[f]	1.62	3.26	4.08	3.15	2.73
Ratio of net expenses to average net assets[e]	40[f]	.40	.40	.40	.40	.39
Ratio of net investment income to average net assets[e]	3.90[f]	.30	1.92	1.41	1.07	1.74
Portfolio Turnover Rate	6.62[d]	8.80	4.10	9.44	3.66	12.41
Net Assets, end of period ($ x 1,000)	18,596	21,749	6,501	5,889	6,302	7,223

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Amounts do not include the expenses of the underlying fund.

f Annualized.

See notes to financial statements.

11

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2022		Year Ended October 31,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	16.11	12.73	13.08	12.00	13.22	10.86
Investment Operations:
Net investment income (loss)[a]	.28	.04	.16	.12	.01	(.03)
Net realized and unrealized gain (loss) on investments	(2.58)	3.39	(.42)	1.02	(1.12)	2.39
Total from Investment Operations	(2.30)	3.43	(.26)	1.14	(1.11)	2.36
Distributions:
Dividends from net investment income	-	(.05)	(.09)	(.06)	(.11)	-
Dividends from net realized gain on investments	(1.01)	-	(.00)[b]	-	-	-
Total Distributions	(1.01)	(.05)	(.09)	(.06)	(.11)	-
Net asset value, end of period	12.80	16.11	12.73	13.08	12.00	13.22
Total Return (%)[c]	(15.27)[d]	26.95	(2.02)	9.61	(8.48)	21.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.73[f]	1.48	1.58	1.43	1.34	1.54
Ratio of net expenses to average net assets[e]	1.15[f]	1.15	1.15	1.15	1.15	1.14
Ratio of net investment income (loss) to average net assets[e]	3.65[f]	.27	1.26	.97	.11	(.26)
Portfolio Turnover Rate	6.62[d]	8.80	4.10	9.44	3.66	12.41
Net Assets, end of period ($ x 1,000)	59	197	179	207	414	361

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Amounts do not include the expenses of the underlying fund.

f Annualized.

See notes to financial statements.

12

Six Months Ended
April 30,2022		Year Ended October 31,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	16.17	12.77	13.17	12.12	13.28	10.94
Investment Operations:
Net investment income[a]	.32	.16	.32	.21	.16	.11
Net realized and unrealized gain (loss) on investments	(2.50)	3.43	(.43)	1.06	(1.14)	2.38
Total from Investment Operations	(2.18)	3.59	(.11)	1.27	(.98)	2.49
Distributions:
Dividends from net investment income	(.32)	(.19)	(.29)	(.22)	(.18)	(.15)
Dividends from net realized gain on investments	(1.01)	-	(.00)[b]	-	-	-
Total Distributions	(1.33)	(.19)	(.29)	(.22)	(.18)	(.15)
Net asset value, end of period	12.66	16.17	12.77	13.17	12.12	13.28
Total Return (%)	(14.77)[c]	28.24	(.96)	10.83	(7.51)	23.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.11[e]	.09	.09	.08	.07	.09
Ratio of net expenses to average net assets[d]	.11[e]	.09	.09	.08	.07	.09
Ratio of net investment income to average net assets[d]	4.43[e]	1.04	2.50	1.68	1.25	.88
Portfolio Turnover Rate	6.62[c]	8.80	4.10	9.44	3.66	12.41
Net Assets, end of period ($ x 1,000)	32,013	42,735	30,981	35,681	31,776	25,310

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Amounts do not include the expenses of the underlying fund.

e Annualized

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2022		Year Ended October 31,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	16.16	12.76	13.16	12.11	13.27	10.94
Investment Operations:
Net investment income[a]	.31	.20	.35	.21	.18	.17
bNet realized and unrealized gain (loss) on investments	(2.49)	3.40	(.46)	1.07	(1.15)	2.32
Total from Investment Operations	(2.18)	3.60	(.11)	1.28	(.97)	2.49
Distributions:
Dividends from net investment income	(.33)	(.20)	(.29)	(.23)	(.19)	(.16)
Dividends from net realized gain on investments	(1.01)	-	(.00)[b]	-	-	-
Total Distributions	(1.34)	(.20)	(.29)	(.23)	(.19)	(.16)
Net asset value, end of period	12.64	16.16	12.76	13.16	12.11	13.27
Total Return (%)	(14.81)[c]	28.33	(.92)	10.87	(7.48)	23.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.05[e]	.04	.04	.04	.03	.04
Ratio of net expenses to average net assets[d]	.05[e]	.04	.04	.04	.03	.04
Ratio of net investment income to average net assets[d]	4.39[e]	1.27	2.74	1.70	1.37	1.45
Portfolio Turnover Rate	6.62[c]	8.80	4.10	9.44	3.66	12.41
Net Assets, end of period ($ x 1,000)	362,098	561,306	532,258	849,143	794,131	851,921

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Amounts do not include the expenses of the underlying fund.

e Annualized

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Diversified International Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (150 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (300 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 773 Class C shares.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

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Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Investment Companies	408,073,158	-	-	408,073,158

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2022, the fund did not incur any interest or penalties.

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Each tax year in the three-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2021 was as follows: ordinary income $7,831,388 and long-term capital gains $167,335. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, there is no management fee paid to the Adviser. The fund invests in other affiliated mutual funds advised by the Adviser. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value. The Adviser has contractually agreed, from November 1, 2021 through March 1, 2023, to waive receipt of its fees and/or assume the expenses of the fund, so that the total annual fund operating expenses (including acquired fund (underlying funds) fees and expenses) of none of its classes (excluding Distribution Plan 12b-1 fees, Shareholder Services Plan fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets. On or after March 1, 2023, the Adviser may terminate this expense

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $72,238 during the period ended April 30, 2022.

During the period ended April 30, 2022, the Distributor retained $62 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2022, Class C shares were charged $391 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2022, Class A and Class C shares were charged $25,511 and $130, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions.

20

During the period ended April 30, 2022, the fund was charged $3,659 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2022, the fund was charged $892 pursuant to the custody agreement.

During the period ended April 30, 2022, the fund was charged $8,167 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees of $38, Shareholder Services Plan fees of $3,968, Custodian fees of $500, Chief Compliance Officer fees of $5,868 and Transfer Agent fees of $1,177, which are offset against an expense reimbursement currently in effect in the amount of $13,257.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2022, amounted to $32,276,095 and $146,616,559, respectively.

At April 30, 2022, accumulated net unrealized appreciation on investments was $145,715,140, consisting of all gross unrealized appreciation.

At April 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

21

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of three international multi-cap core, two international multi-cap growth and one international multi-cap value funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional international multi-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional international multi-cap core, international multi-cap growth and international multi-cap value funds, excluding outliers (the “Expense Universe”), the

22

information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the two-year period when the total return performance was at the Performance Group median and the one-year period when the total return performance was below the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown. The Board noted that the fund had a four star rating for each of the three-, five- and ten-year periods and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board considered that, like most other funds in the Expense Group, the fund pays management fees only at the underlying fund (acquired funds) level, so that the contractual and actual management fees of the fund were zero. The Board noted that the fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Adviser or its affiliates. The Board reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s total expenses (including underlying fund (acquired funds) fees and expenses) were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2023, to assume the expenses of the fund so that the total annual operating expenses (including acquired fund (underlying funds) fees and expenses) of none of the fund’s classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees and total expenses of funds advised by the Adviser that are in the same Lipper category as the fund. Since the fund does not pay any management fees directly to the Adviser, the Board did not consider this information relevant to its consideration of the Agreement.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and

23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. Since the fund pays no fees to the Adviser under the Agreement, the Board did not consider profitability or economies of scale with respect to the fund relevant to its consideration of the Agreement.

The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

24

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25

For More Information

BNY Mellon Diversified International Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	Class A: DFPAX Class C: DFPCX Class I: DFPIX Class Y: DDIFX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6209SA0422

BNY Mellon Global Real Estate Securities Fund

SEMI-ANNUAL REPORT April 30, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through April 30, 2022, as provided by E. Todd Briddell and Dean Frankel, Portfolio Managers employed by the fund’s sub-adviser, CenterSquare Investment Management LLC

Market and Fund Performance Overview

For the six-month period ended April 30, 2022, BNY Mellon Global Real Estate Securities Fund’s (the “fund”) Class A shares produced a total return of −4.20%, Class C shares returned −4.71%, Class I shares returned −4.21% and Class Y shares returned −4.09%.1 In comparison, the FTSE EPRA/NAREIT Developed Index (Net) (the “Index”), the fund’s benchmark, achieved a total return of −5.63% for the same period.2

Real estate-related securities declined over the reporting period due primarily to lingering concerns about COVID-19 as well as new uncertainties regarding rising interest rates, inflation, a potential economic slowdown and the conflict in Ukraine. The fund outperformed the Index due largely to favorable stock selections in the United Kingdom, Singapore, Australia, Europe and the United States.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in publicly-traded equity securities or companies principally engaged in the real estate sector. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Emerging Concerns Hinder Real Estate Equities

A number of economic factors weighed on the real estate market during the reporting period. Global supply chains and economic activity were hindered somewhat by the conflict in Ukraine. In addition, China’s “Zero COVID” policy also hampered supply chains, and supply shortages have rippled through the global economy. China also continues to experience difficulties in its real estate sector, with a number of large developers struggling with large debt payments.

The pandemic also continued to be a drag on economic performance. While much of the United States has lifted lockdowns, and the economy has rebounded in response, much of the rest of the world is at an earlier stage in the pandemic recovery process. As a result, economic performance in many markets has improved but has lagged that of the U.S., which has also affected the performance of the real estate sector. China, on the other hand, has returned to lockdowns in some markets, and this appears likely to affect the global economy for an extended period.

Several other concerns have also hindered the market. The Federal Reserve (the “Fed”) began to raise the federal funds rate, and longer-term bond yields have also risen. This is occurred in part due to rising inflation, which hit a four-decade high in the United States during the period. Some observers anticipate that inflation could remain high for the next year and above its long-term average in the years to come.

Tighter monetary policy, combined with rising inflation, has also given rise to the possibility of a global recession. The U.S. economy contracted in the first quarter of 2022, surprising economists and adding to concerns. On the other hand, job openings remain plentiful in the U.S. market, though many of these are low-paying positions, creating a somewhat of a mismatch with jobseekers.

Security Selection Benefited Fund Performance

The fund’s performance versus the Index was driven largely by stock selection, especially in the UK, Singapore, the United States, Europe and Australia. Selection was effective across most sectors, including office, industrials, hotels, storage, net lease, health care, alternative housing and gaming.

On the other hand, performance was hurt by positioning in certain market segments in some countries. Hong Kong was a detractor, particularly due to positions among real estate developers. Data centers in the U.S. also underperformed, as did apartments. In Germany, the residential sector was a particular hindrance to returns.

Higher Rates and Potential Economic Slowing Calls for Caution

Given the headwinds facing the economy, we remain cautious on the global real estate market. Although we anticipate that the conflict in Ukraine will not escalate, we believe a recession in Europe is likely. A recession is also now more likely in the U.S., though we do not anticipate that it will be severe.

Nevertheless, given this economic outlook, we remain underweight the more highly leveraged companies. In addition, we are overweight in the single-family residential market, as this segment typically outperforms in a high-rate, high-inflation environment. With the rise in long-term interest rates, some sectors have become more attractive. In the U.S., we have selectively positioned ourselves with strong companies in the office market. We also favor the UK since we anticipate that some sectors that have lagged may recover in the coming months. Australia also looks attractive in this environment. While we view Hong Kong as relatively inexpensive, we see risks in that market. Our largest underweights are in the European and Japanese markets, where we think valuations and leverage are too high.

May 16, 2022

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through March 1, 2023, at which time it may be extended, terminated or modified. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The FTSE EPRA/NAREIT Developed Index (Net) is designed to track the performance of listed real estate companies and REITs worldwide. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

Because the fund’s investments are concentrated in the securities of companies principally engaged in the real estate sector, the value of the fund’s shares will be affected by factors particular to the real estate sector and may fluctuate more widely than that of a fund which invests in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include declines in real estate values and defaults by mortgagors or other borrowers.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. Equity REITs may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are highly dependent upon management skill and often are not diversified. REITs also are subject to heavy cash-flow dependency and to defaults by borrowers or lessees.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investment in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Real Estate Securities Fund from November 1, 2021 to April 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.31	$9.93	$5.10	$5.05
Ending value (after expenses)	$958.00	$952.90	$957.90	$959.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.51	$10.24	$5.26	$5.21
Ending value (after expenses)	$1,018.35	$1,014.63	$1,019.59	$1,019.64
†

Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.05% for Class I and 1.04% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.1%
Australia - 4.2%
Dexus	582,050		4,535,327
Goodman Group	126,970		2,111,904
LendLease	306,440		2,617,640
Mirvac Group	4,221,640		7,147,087
Scentre Group	2,093,840		4,361,920
			20,773,878
Belgium - 1.7%
Aedifica	28,700		3,400,896
Warehouses De Pauw, CVA	128,930		4,948,367
			8,349,263
Canada - 3.3%
Canadian Apartment Properties REIT	80,580		3,156,335
Chartwell Retirement Residences	498,460		4,733,750
H&R Real Estate Investment Trust	263,312		2,619,490
Killam Apartment Real Estate Investment Trust	71,230		1,120,584
RioCan Real Estate Investment Trust	38,910		726,922
Summit Industrial Income REIT	250,140	[a]	3,960,493
			16,317,574
France - 1.1%
Klepierre	155,640		3,696,015
Unibail-Rodamco-Westfield	27,400	[b]	1,941,078
			5,637,093
Germany - 4.0%
Deutsche EuroShop	285,740		4,740,655
LEG Immobilien	54,020		5,558,113
Vonovia	228,020		9,117,707
			19,416,475
Hong Kong - 4.8%
Hang Lung Properties	141,568		269,964
Hongkong Land Holdings	279,490		1,301,123
Link REIT	587,100		5,062,295
New World Development	849,229		3,247,377
Sun Hung Kai Properties	724,640		8,348,713
Swire Properties	1,330,800		3,169,304
Wharf Real Estate Investment	513,000	[a]	2,405,673
			23,804,449
Ireland - .2%
Irish Residential Properties REIT	523,150		797,209
Japan - 9.0%
Activia Properties	1,184		3,780,502

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Japan - 9.0% (continued)
Advance Residence Investment	309		848,865
AEON Mall	95,400		1,156,462
Japan Hotel REIT Investment	4,930		2,484,324
Japan Prime Realty Investment	577		1,750,652
Japan Real Estate Investment	640		3,093,215
Kenedix Office Investment	493		2,570,143
Mitsubishi Estate	204,200		2,957,707
Mitsui Fudosan	282,600		5,963,050
Mitsui Fudosan Logistics Park	1,024		4,383,280
Nippon Accommodations Fund	242		1,189,407
Nippon Prologis REIT	511		1,417,733
Nomura Real Estate Master Fund	2,513		3,145,786
Orix JREIT	3,761		5,045,724
Sumitomo Realty & Development	116,900		3,083,952
Tokyu Fudosan Holdings	300,400		1,561,734
			44,432,536
Norway - .3%
Entra	77,420	[c]	1,279,382
Singapore - 3.0%
Ascott Residence Trust	1,636,300		1,360,586
CapitaLand Integrated Commercial Trust	2,125,200		3,555,908
Capitaland Investment	345,900		1,050,487
City Developments	352,700		2,159,602
Lendlease Global Commercial REIT	2,397,200		1,373,575
Mapletree Commercial Trust	1,741,840		2,346,342
Mapletree Logistics Trust	2,122,100		2,733,894
			14,580,394
Spain - 1.2%
Cellnex Telecom	64,100	[c]	2,996,197
Merlin Properties Socimi	257,530		2,777,046
			5,773,243
Sweden - 2.0%
Castellum	288,960		5,679,768
Fabege	344,020		4,149,459
			9,829,227
United Kingdom - 5.9%
Empiric Student Property	2,080,850		2,386,008
Grainger	556,870		2,061,023
Land Securities Group	463,000		4,321,052
Safestore Holdings	201,835		3,173,509
Segro	163,400		2,734,461
Supermarket Income Reit	964,350		1,518,190
The British Land Company	654,840		4,199,348

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
United Kingdom - 5.9% (continued)
The UNITE Group	169,270		2,396,630
Tritax Big Box REIT	2,112,130		6,414,038
			29,204,259
United States - 58.4%
Acadia Realty Trust	181,915	[d]	3,805,662
Agree Realty	130,090	[a,d]	8,835,713
Alexandria Real Estate Equities	30,836	[d]	5,617,086
American Homes 4 Rent, Cl. A	197,420	[d]	7,819,806
Americold Realty Trust	156,425	[a,d]	4,126,491
AvalonBay Communities	53,920	[d]	12,265,722
Brixmor Property Group	350,160	[d]	8,887,061
Cousins Properties	109,022	[d]	3,913,890
Digital Realty Trust	94,740	[d]	13,843,409
Diversified Healthcare Trust	170,921	[d]	384,572
Equinix	23,870	[d]	17,164,440
Equity Residential	158,690	[d]	12,933,235
First Industrial Realty Trust	78,945	[d]	4,578,810
Host Hotels & Resorts	131,970	[d]	2,685,589
Hudson Pacific Properties	123,618	[a,d]	2,877,827
Invitation Homes	325,100	[d]	12,945,482
JBG SMITH Properties	169,031	[d]	4,455,657
Kilroy Realty	82,739	[d]	5,791,730
Life Storage	96,080	[d]	12,729,639
Medical Properties Trust	289,130	[d]	5,317,101
Mid-America Apartment Communities	45,913	[d]	9,030,169
Omega Healthcare Investors	32,280	[d]	822,494
Park Hotels & Resorts	169,920	[d]	3,349,123
Prologis	195,790	[d]	31,383,179
Public Storage	34,820	[d]	12,935,630
Realty Income	59,580	[d]	4,132,469
Rexford Industrial Realty	100,390	[d]	7,834,436
RPT Realty	105,668	[d]	1,404,328
Sabra Health Care REIT	280,600	[d]	3,277,408
Simon Property Group	59,360	[d]	7,004,480
Sun Communities	56,312	[d]	9,886,698
UDR	142,800	[d]	7,598,388
Ventas	258,070	[d]	14,335,788
VICI Properties	411,012	[d]	12,252,267
Welltower	57,670	[d]	5,237,013
WeWork, CI. A	106,940	[b]	749,649
Xenia Hotels & Resorts	257,535	[b,d]	4,967,850
			287,180,291
Total Common Stocks (cost $438,214,053)			487,375,273

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	1-Day Yield (%)
Investment Companies - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $352,901)	0.38	352,901	[e]	352,901

Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,398,467)	0.38	2,398,467	[e]	2,398,467
Total Investments (cost $440,965,421)		99.7%		490,126,641
Cash and Receivables (Net)		.3%		1,500,751
Net Assets		100.0%		491,627,392

CVA—Company Voluntary Arrangement

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At April 30, 2022, the value of the fund’s securities on loan was $15,068,844 and the value of the collateral was $16,120,683, consisting of cash collateral of $2,398,467 and U.S. Government & Agency securities valued at $13,722,216. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2022, these securities were valued at $4,275,579 or .87% of net assets.

d Investment in real estate investment trust within the United States.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Real Estate	97.5
Health Care Equipment & Services	1.0
Telecommunication Services	.6
Investment Companies	.6
99.7

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 4/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .1%	6,212,557	58,394,449	(64,254,105)	352,901	1,454
Investment of Cash Collateral for Securities Loaned - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .5%	6,659,061	18,243,483	(22,504,077)	2,398,467	10,196	††
Total - .6%	12,871,618	76,637,932	(86,758,182)	2,751,368	11,650

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,068,844)—Note 1(c):
Unaffiliated issuers	438,214,053	487,375,273
Affiliated issuers	2,751,368	2,751,368
Cash denominated in foreign currency	1,897,402	1,876,092
Receivable for investment securities sold		2,376,647
Dividends and securities lending income receivable		1,027,146
Receivable for shares of Common Stock subscribed		588,669
Tax reclaim receivable—Note 1(b)		320,839
Prepaid expenses		41,161
		496,357,195
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		428,682
Liability for securities on loan—Note 1(c)		2,398,467
Payable for investment securities purchased		1,720,493
Payable for shares of Common Stock redeemed		81,135
Directors’ fees and expenses payable		3,900
Other accrued expenses		97,126
		4,729,803
Net Assets ($)		491,627,392
Composition of Net Assets ($):
Paid-in capital		424,729,604
Total distributable earnings (loss)		66,897,788
Net Assets ($)		491,627,392

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	25,107,367	602,762	50,444,059	415,473,204
Shares Outstanding	2,611,327	64,161	5,342,822	43,984,051
Net Asset Value Per Share ($)	9.61	9.39	9.44	9.45

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $346,074 foreign taxes withheld at source):
Unaffiliated issuers	7,943,996
Affiliated issuers	1,454
Income from securities lending—Note 1(c)	10,196
Total Income	7,955,646
Expenses:
Management fee—Note 3(a)	2,399,612
Shareholder servicing costs—Note 3(c)	178,123
Professional fees	77,147
Custodian fees—Note 3(c)	66,584
Registration fees	35,073
Directors’ fees and expenses—Note 3(d)	14,545
Chief Compliance Officer fees—Note 3(c)	10,209
Prospectus and shareholders’ reports	7,161
Loan commitment fees—Note 2	3,810
Distribution fees—Note 3(b)	2,382
Interest expense—Note 2	1,184
Miscellaneous	16,540
Total Expenses	2,812,370
Less—reduction in expenses due to undertaking—Note 3(a)	(142,601)
Net Expenses	2,669,769
Net Investment Income	5,285,877
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	36,341,522
Net realized gain (loss) on forward foreign currency exchange contracts	174
Net Realized Gain (Loss)	36,341,696
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(62,154,230)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,154)
Net Change in Unrealized Appreciation (Depreciation)	(62,155,384)
Net Realized and Unrealized Gain (Loss) on Investments	(25,813,688)
Net (Decrease) in Net Assets Resulting from Operations	(20,527,811)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Operations ($):
Net investment income	5,285,877	7,838,260
Net realized gain (loss) on investments	36,341,696	69,071,909
Net change in unrealized appreciation (depreciation) on investments	(62,155,384)	91,094,877
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,527,811)	168,005,046
Distributions ($):
Distributions to shareholders:
Class A	(1,719,290)	(167,015)
Class C	(45,247)	(131)
Class I	(4,414,488)	(404,246)
Class Y	(35,174,344)	(4,230,421)
Total Distributions	(41,353,369)	(4,801,813)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	4,838,215	6,820,136
Class C	83,538	99,693
Class I	11,323,428	25,963,278
Class Y	43,917,402	44,122,910
Distributions reinvested:
Class A	1,667,799	165,230
Class C	44,008	128
Class I	4,244,270	391,183
Class Y	12,460,618	1,104,757
Cost of shares redeemed:
Class A	(1,441,970)	(9,349,641)
Class C	(134,941)	(265,602)
Class I	(13,853,442)	(17,152,900)
Class Y	(40,013,194)	(88,662,107)
Increase (Decrease) in Net Assets from Capital Stock Transactions	23,135,731	(36,762,935)
Total Increase (Decrease) in Net Assets	(38,745,449)	126,440,298
Net Assets ($):
Beginning of Period	530,372,841	403,932,543
End of Period	491,627,392	530,372,841

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Capital Share Transactions (Shares):
Class Aa
Shares sold	491,000	677,646
Shares issued for distributions reinvested	162,712	18,840
Shares redeemed	(141,721)	(926,997)
Net Increase (Decrease) in Shares Outstanding	511,991	(230,511)
Class C
Shares sold	8,130	9,670
Shares issued for distributions reinvested	4,383	15
Shares redeemed	(13,068)	(29,738)
Net Increase (Decrease) in Shares Outstanding	(555)	(20,053)
Class Ia,b
Shares sold	1,130,010	2,670,461
Shares issued for distributions reinvested	421,896	45,381
Shares redeemed	(1,389,053)	(1,805,325)
Net Increase (Decrease) in Shares Outstanding	162,853	910,517
Class Ya,b
Shares sold	4,352,384	4,642,686
Shares issued for distributions reinvested	1,238,630	128,162
Shares redeemed	(3,875,584)	(9,571,610)
Net Increase (Decrease) in Shares Outstanding	1,715,430	(4,800,762)

[a]

During the period ended April 30, 2022, 296,044 Class Y shares representing $2,988,812 were exchanged for 296,209 Class I shares and 741 Class Y shares representing $7,458 were exchanged for 728 Class A shares.

[b]	During the period ended October 31, 2021, 756,738 Class Y shares representing $7,400,627 were exchanged for 757,046 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2022	Year Ended October 31,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	10.84	7.62	10.29	8.84	9.15	9.06
Investment Operations:
Net investment income[a]	.09	.14	.11	.15	.17	.10
Net realized and unrealized gain (loss) on investments	(.51)	3.15	(1.79)	1.66	(.09)	.50
Total from Investment Operations	(.42)	3.29	(1.68)	1.81	.08	.60
Distributions:
Dividends from net investment income	(.30)	(.07)	(.37)	(.20)	(.22)	(.37)
Dividends from net realized gain on investments	(.51)	-	(.62)	(.16)	(.17)	(.14)
Total Distributions	(.81)	(.07)	(.99)	(.36)	(.39)	(.51)
Net asset value, end of period	9.61	10.84	7.62	10.29	8.84	9.15
Total Return (%)[b]	(4.20)[c]	43.44	(17.72)	21.39	.82	7.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.38[d]	2.10	2.44	2.45	2.72	2.30
Ratio of net expenses to average net assets	1.30[d]	1.30	1.30	1.30	1.30	1.30
Ratio of net investment income to average net assets	1.86[d]	1.38	1.29	1.63	1.89	1.15
Portfolio Turnover Rate	42.14[c]	84.48	116.78	79.34	55.32	75.07
Net Assets, end of period ($ x 1,000)	25,107	22,767	17,764	20,861	12,652	12,510

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
	April 30, 2022	Year Ended October 31,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	10.58	7.43	10.06	8.64	8.93	8.85
Investment Operations:
Net investment income[a]	.05	.06	.06	.09	.10	.04
Net realized and unrealized gain (loss) on investments	(.50)	3.09	(1.77)	1.62	(.08)	.48
Total from Investment Operations	(.45)	3.15	(1.71)	1.71	.02	.52
Distributions:
Dividends from net investment income	(.23)	(.00)[b]	(.30)	(.13)	(.14)	(.30)
Dividends from net realized gain on investments	(.51)	-	(.62)	(.16)	(.17)	(.14)
Total Distributions	(.74)	(.00)[b]	(.92)	(.29)	(.31)	(.44)
Net asset value, end of period	9.39	10.58	7.43	10.06	8.64	8.93
Total Return (%)[c]	(4.71)[d]	42.42	(18.37)	20.61	.11	6.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.24[e]	2.23	2.24	2.23	2.25	2.25
Ratio of net expenses to average net assets	2.05[e]	2.05	2.05	2.05	2.05	2.05
Ratio of net investment income to average net assets	1.10[e]	.61	.68	.93	1.10	.43
Portfolio Turnover Rate	42.14[d]	84.48	116.78	79.34	55.32	75.07
Net Assets, end of period ($ x 1,000)	603	685	630	960	872	918

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2022	Year Ended October 31,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	10.68	7.51	10.15	8.72	9.03	8.96
Investment Operations:
Net investment income[a]	.11	.15	.15	.18	.19	.13
Net realized and unrealized gain (loss) on investments	(.51)	3.11	(1.77)	1.63	(.09)	.48
Total from Investment Operations	(.40)	3.26	(1.62)	1.81	.10	.61
Distributions:
Dividends from net investment income	(.33)	(.09)	(.40)	(.22)	(.24)	(.40)
Dividends from net realized gain on investments	(.51)	-	(.62)	(.16)	(.17)	(.14)
Total Distributions	(.84)	(.09)	(1.02)	(.38)	(.41)	(.54)
Net asset value, end of period	9.44	10.68	7.51	10.15	8.72	9.03
Total Return (%)	(4.21)[b]	43.93	(17.56)	21.79	1.03	7.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[c]	1.08	1.09	1.06	1.05	1.05
Ratio of net expenses to average net assets	1.05[c]	1.05	1.05	1.05	1.05	1.05
Ratio of net investment income to average net assets	2.10[c]	1.53	1.84	1.92	2.19	1.45
Portfolio Turnover Rate	42.14[b]	84.48	116.78	79.34	55.32	75.07
Net Assets, end of period ($ x 1,000)	50,444	55,310	32,044	84,925	78,954	144,781

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2022		Year Ended October 31,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	10.68	7.51	10.16	8.73	9.03	8.96
Investment Operations:
Net investment income[a]	.10	.16	.14	.18	.19	.13
Net realized and unrealized gain (loss) on investments	(.49)	3.11	(1.77)	1.63	(.08)	.48
Total from Investment Operations	(.39)	3.27	(1.63)	1.81	.11	.61
Distributions:
Dividends from net investment income	(.33)	(.10)	(.40)	(.22)	(.24)4)	(.40)
Dividends from net realized gain on investments	(.51)	-	(.62)	(.16)	(.17)	(.14)
Total Distributions	(.84)	(.10)	(1.02)	(.38)	(.41)	(.54)
Net asset value, end of period	9.45	10.68	7.51	10.16	8.73	9.03
Total Return (%)	(4.09)[b]	43.77	(17.50)	21.81	1.18	7.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[c]	1.03	1.03	1.01	1.02	1.03
Ratio of net expenses to average net assets	1.04[c]	1.03	1.03	1.01	1.02	1.03
Ratio of net investment income to average net assets	2.11[c]	1.63	1.74	1.95	2.17	1.45
Portfolio Turnover Rate	42.14[b]	84.48	116.78	79.34	55.32	75.07
Net Assets, end of period ($ x 1,000)	415,473	451,611	353,495	641,390	573,136	602,031

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Real Estate Securities Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to maximize total return consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. CenterSquare Investment Management LLC (“the Sub-Adviser”), serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 750 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (400 million shares authorized), and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	303,497,865	183,877,408	††	-	487,375,273
Investment Companies	2,751,368	-		-	2,751,368

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2022, BNY Mellon earned $1,390 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended April 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2021 was as follows: ordinary income $4,801,813. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2022 was approximately $232,044 with a related weighted average annualized interest rate of 1.03%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at an annual rate of .95% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2021 through March 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the value of the fund’s average daily net assets. On or after March 1, 2023, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $142,601 during the period ended April 30, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .46% of the value of the fund’s average daily net assets.

During the period ended April 30, 2022, the Distributor retained $1 from commissions earned on sales of the fund’s Class A shares and $9 from CDSC fees on redemptions of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2022, Class C shares were charged $2,382 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2022, Class A and Class C shares were charged $29,846 and $794, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2022, the fund was charged $3,641 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2022, the fund was charged $66,584 pursuant to the custody agreement.

During the period ended April 30, 2022, the fund was charged $10,209 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $402,272, Distribution Plan fees of $390, Shareholder Services Plan fees of $5,533, Custodian fees of $32,000, Chief Compliance Officer fees of $7,335 and Transfer Agent fees of $811, which are offset against an expense reimbursement currently in effect in the amount of $19,659.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended April 30, 2022, amounted to $211,728,436 and $221,220,017, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into

International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2022 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At April 30, 2022, there were no outstanding forward contracts.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2022:

Average Market Value ($)
Forward contracts	473,402

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2022, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $49,161,220, consisting of $68,380,236 gross unrealized appreciation and $19,219,016 gross unrealized depreciation.

At April 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which CenterSquare Investment Management LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional global real estate funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

retail and institutional global real estate funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional global real estate funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for all periods, except the one- and ten-year periods when it was at and the five-year period when it was slightly below the Performance Group median, and was above the Performance Universe median for all periods, except the one-year period when it was at the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in eight of the ten calendar years shown. The Board noted that the fund had a four star rating for each of the five- and ten-year periods and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

For More Information

BNY Mellon Global Real Estate Securities Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

CenterSquare Investment Management LLC

630 West Germantown Pike, Suite 300

Plymouth Meeting, PA 19462

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	Class A: DRLAX Class C: DGBCX Class I: DRLIX Class Y: DRLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6593SA0422

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds V, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: June 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: June 17, 2022

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: June 17, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)